SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-TRAVELERS PPTY CAS

                    GABELLI FOUNDATION
                                 4/19/00           50,000-           41.9500
                    MJG ASSOCIATES, INC.
                                 4/19/00            8,000-           41.9500
                                 4/18/00            4,000            41.7500
                    MARIO J. GABELLI
                                 4/19/00           50,000-           41.9500
                    GABELLI SECURITIES INC.
                                 4/19/00           35,000-           41.9500
                    GABELLI PERFORMANCE PARTNERSHIP L.P.
                                 4/19/00          100,000-           41.9500
                    GABELLI MULTI MEDIA PARTNERS
                                 4/19/00           25,000-           41.9500
                    GABELLI INTERNATIONAL LTD II
                                 4/19/00           20,000-           41.9500
                    GABELLI INTERNATIONAL LTD
                                 4/19/00           30,000-           41.9500
                    GEMINI CAPITAL MANAGEMENT INC.
                                 4/19/00            7,500-           41.9500
                                 4/19/00           25,000-           41.9500
                    GABELLI ASSET MANAGEMENT INC.
                                 4/19/00          200,000-           41.9500
                    GAMCO INVESTORS, INC.
                                 4/19/00            4,000-           41.9500
                                 4/17/00           10,000            41.7500
                    GABELLI ASSOCIATES LTD
                                 4/19/00          270,600-           41.9500
                    GABELLI FUND, LDC
                                 4/19/00            3,500-           41.9500
                    GABELLI ASSOCIATES FUND
                                 4/20/00           44,800            41.8599
                                 4/19/00          266,300-           41.9500
                    GABELLI GROUP CAPITAL PARTNERS
                                 4/19/00          400,000-           41.9500
                                 4/18/00           22,000            41.8125
                    GABELLI & COMPANY
                                 4/19/00           30,000-           41.9500
                    GABELLI&CO PROFIT SHARING PLAN
                                 4/19/00           40,000-           41.9500
          GABELLI FUNDS, LLC.
                         GABELLI MATHERS FUND
                                 4/19/00           95,000-           41.9500








                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-TRAVELERS PPTY CAS

          GABELLI FUNDS, LLC.
                         GABELLI VALUE FUND
                                 4/19/00          1,300,200-         41.9500
                         GABELLI UTILITY TRUST FUND
                                 4/19/00           30,000-           41.9500
                         GABELLI GLOBAL TELECOMM FUND
                                 4/19/00          300,000-           41.9500
                         GABELLI EQUITY TRUST
                                 4/19/00          600,000-           41.9500
                         GABELLI CONVERTIBLE SECURITIES FUND

                                 4/19/00          200,000-           41.9500
                         GABELLI BLUE CHIP FUND
                                 4/19/00            5,000-           41.9500
                         GABELLI ASSET FUND
                                 4/19/00          800,000-           41.9500
                         GABELLI CAPITAL ASSET FUND
                                 4/19/00          100,000-           41.9500
                         GABELLI ABC FUND
                                 4/19/00          300,000-           41.9500
                     ALCE PARTNERS
                                 4/19/00           30,000-           41.9500




          (1) THE TRANSACTIONS ON 4/19/00 WERE IN CONNECTION WITH THE TENDER OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.


          (2) PRICE EXCLUDES COMMISSION.